                                                        Exhibit 99.7
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                       Chief Financial Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                               3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:


/s/ Jessica L. Wilson                                Chief Accounting Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                        3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS-1
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

-----------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------
                                      SCHEDULE       MONTH           MONTH       MONTH
                                                  ------------------------------------
ASSETS                                 AMOUNT     January 2002   February 2002
--------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $    3,646    $        0      $        0     $0
--------------------------------------------------------------------------------------
2.   RESTRICTED CASH                               $        0      $        0     $0
--------------------------------------------------------------------------------------
3.   TOTAL CASH                      $    3,646    $        0      $        0     $0
--------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $   76,002    $    3,601      $    3,601     $0
--------------------------------------------------------------------------------------
5.   INVENTORY                                     $        0      $        0     $0
--------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                              $        0      $        0     $0
--------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                              $        0      $        0     $0
--------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $  375,137    $  805,440      $  804,454     $0
--------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $  454,785    $  809,041      $  808,055     $0
--------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $  120,412    $        0      $        0     $0
--------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                      $        0      $        0     $0
--------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $  120,412    $        0      $        0     $0
--------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                             $        0      $        0     $0
--------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)      $2,892,844    $2,723,098      $2,723,098     $0
--------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                           $        0      $        0     $0
--------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $3,468,041    $3,532,139      $3,531,153     $0
--------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                              $        0      $        0     $0
--------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                 $        0      $        0     $0
--------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                 $        0      $        0     $0
--------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                             $        0      $        0     $0
--------------------------------------------------------------------------------------
21.  SECURED DEBT                                  $        0      $        0     $0
--------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                           $        0      $        0     $0
--------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                   $        0      $        0     $0
--------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------
24.  SECURED DEBT                                  $        0      $        0     $0
--------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $   73,455    $        0      $        0     $0
--------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $   68,502    $   62,509      $   62,509     $0
--------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                           $1,225,717      $1,225,717     $0
--------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $  141,957    $1,288,226      $1,288,226     $0
--------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $  141,957    $1,288,226      $1,288,226     $0
--------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                    $2,194,261      $2,194,261     $0
--------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                              $   49,652      $   48,666     $0
--------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $        0    $2,243,913      $2,242,927     $0
--------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES  &
     OWNERS' EQUITY                  $  141,957    $3,532,139      $3,531,153     $0
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS-2
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

----------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------
                                           MONTH           MONTH       MONTH   QUARTER
                                        ------------------------------------
REVENUES                                January 2002   February 2002            TOTAL
---------------------------------------------------------------------------------------
1.   GROSS REVENUES                        $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS             $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
3.   NET REVENUE                           $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------
4.   MATERIAL                              $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
5.   DIRECT LABOR                          $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                       $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD              $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
8.   GROSS PROFIT                          $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION        $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
10.  SELLING & MARKETING                   $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE              $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
12.  RENT & LEASE                          $  986          $  986        $0    $  1,972
---------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                   $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES              $  986          $  986        $0    $  1,972
---------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                       ($986)          ($986)       $0     ($1,972)
----------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)      $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)     $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                      $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION              $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
20.  AMORTIZATION                          $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                   $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES           $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                     $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                     $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                   $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES         $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
27.  INCOME TAX                            $    0          $    0        $0    $      0
---------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                      ($986)          ($986)       $0     ($1,972)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS-3
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

-----------------------------------------------------------------------------------
CASH RECEIPTS AND                       MONTH           MONTH       MONTH   QUARTER
                                     ------------------------------------
DISBURSEMENTS                        January 2002   February 2002            TOTAL
-----------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH            $0              $0         $0       $0
-----------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------
2.   CASH SALES                           $0              $0         $0       $0
-----------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------
3.   PREPETITION                          $0              $0         $0       $0
-----------------------------------------------------------------------------------
4.   POSTPETITION                         $0              $0         $0       $0
-----------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS             $0              $0         $0       $0
-----------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)       $0              $0         $0       $0
-----------------------------------------------------------------------------------
7.   SALE OF ASSETS                       $0              $0         $0       $0
-----------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                  $0              $0         $0       $0
-----------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS         $0              $0         $0       $0
-----------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                       $0              $0         $0       $0
-----------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                 $0              $0         $0       $0
-----------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------
12.  NET PAYROLL                          $0              $0         $0       $0
-----------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                   $0              $0         $0       $0
-----------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID        $0              $0         $0       $0
-----------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES            $0              $0         $0       $0
-----------------------------------------------------------------------------------
16.  UTILITIES                            $0              $0         $0       $0
-----------------------------------------------------------------------------------
17.  INSURANCE                            $0              $0         $0       $0
-----------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                  $0              $0         $0       $0
-----------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                     $0              $0         $0       $0
-----------------------------------------------------------------------------------
20.  TRAVEL                               $0              $0         $0       $0
-----------------------------------------------------------------------------------
21.  ENTERTAINMENT                        $0              $0         $0       $0
-----------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                $0              $0         $0       $0
-----------------------------------------------------------------------------------
23.  SUPPLIES                             $0              $0         $0       $0
-----------------------------------------------------------------------------------
24.  ADVERTISING                          $0              $0         $0       $0
-----------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $0              $0         $0       $0
-----------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS        $0              $0         $0       $0
-----------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                    $0              $0         $0       $0
-----------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                    $0              $0         $0       $0
-----------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                  $0              $0         $0       $0
-----------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES        $0              $0         $0       $0
-----------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                  $0              $0         $0       $0
-----------------------------------------------------------------------------------
32.  NET CASH FLOW                        $0              $0         $0       $0
-----------------------------------------------------------------------------------
33.  CASH - END OF MONTH                  $0              $0         $0       $0
-----------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS-4
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

---------------------------------------------------------------------------------------
                                        SCHEDULE      MONTH           MONTH       MONTH
                                                   ------------------------------------
ACCOUNTS RECEIVABLE AGING                AMOUNT    January 2002   February 2002
---------------------------------------------------------------------------------------
1.   0-30                                             $    0          $    0       $0
---------------------------------------------------------------------------------------
2.   31-60                                            $    0          $    0       $0
---------------------------------------------------------------------------------------
3.   61-90                                            $    0          $    0       $0
---------------------------------------------------------------------------------------
4.   91+                                              $5,182          $5,182       $0
---------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE             $0         $5,182          $5,182       $0
---------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                  $1,581          $1,581       $0
---------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)             $0         $3,601          $3,601       $0
---------------------------------------------------------------------------------------

                                                    MONTH: February 2002
                                                           ---------------------

---------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES

-------------------------------------------------------------
                          0-30   31-60   61-90    91+
TAXES PAYABLE             DAYS   DAYS    DAYS    DAYS   TOTAL
-------------------------------------------------------------
1.   FEDERAL               $0      $0      $0     $0     $0
-------------------------------------------------------------
2.   STATE                 $0      $0      $0     $0     $0
-------------------------------------------------------------
3.   LOCAL                 $0      $0      $0     $0     $0
-------------------------------------------------------------
4.   OTHER (ATTACH LIST)   $0      $0      $0     $0     $0
-------------------------------------------------------------
5.   TOTAL TAXES PAYABLE   $0      $0      $0     $0     $0
-------------------------------------------------------------

-------------------------------------------------------------
6.   ACCOUNTS PAYABLE      $0      $0      $0     $0     $0
-------------------------------------------------------------

                                                    MONTH: February 2002
                                                           --------------------

----------------------------

STATUS OF POSTPETITION TAXES

-------------------------------------------------------------------------
                          BEGINNING       AMOUNT                 ENDING
                             TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                   LIABILITY*    0R ACCRUED      PAID    LIABILITY
-------------------------------------------------------------------------
1.   WITHHOLDING**            $0            $0           $0         $0
-------------------------------------------------------------------------
2.   FICA-EMPLOYEE**          $0            $0           $0         $0
-------------------------------------------------------------------------
3.   FICA-EMPLOYER**          $0            $0           $0         $0
-------------------------------------------------------------------------
4.   UNEMPLOYMENT             $0            $0           $0         $0
-------------------------------------------------------------------------
5.   INCOME                   $0            $0           $0         $0
-------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)      $0            $0           $0         $0
-------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES      $0            $0           $0         $0
-------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------
8.   WITHHOLDING              $0            $0           $0         $0
-------------------------------------------------------------------------
9.   SALES                    $0            $0           $0         $0
-------------------------------------------------------------------------
10.  EXCISE                   $0            $0           $0         $0
-------------------------------------------------------------------------
11.  UNEMPLOYMENT             $0            $0           $0         $0
-------------------------------------------------------------------------
12.  REAL PROPERTY            $0            $0           $0         $0
-------------------------------------------------------------------------
13.  PERSONAL PROPERTY        $0            $0           $0         $0
-------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)      $0            $0           $0         $0
-------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL      $0            $0           $0         $0
-------------------------------------------------------------------------
16.  TOTAL TAXES              $0            $0           $0         $0
-------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                              MONTH:  February 2002
                                                     ---------------------------

----------------------------------------
BANK RECONCILIATIONS
                                                 Account #1                Account #2         Account #3
----------------------------------------------------------------------------------------------------------------
A.      BANK:                                     Bank One                 Mid-Cities
--------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                          1586267807                 4235800                        TOTAL
--------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                    Operating-Closed 11/00   Operating - Closed 5/00
----------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                      $0                         $0                           $0
----------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                $0                         $0                           $0
----------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                    $0                         $0                           $0
----------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                         $0                         $0                           $0
----------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                     $0                         $0                $0         $0
----------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN              account closed            account closed
----------------------------------------------------------------------------------------------------------------

------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------
                               DATE OF    TYPE OF     PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER   PURCHASE   INSTRUMENT    PRICE      VALUE
------------------------------------------------------------------------
7.   N/A
------------------------------------------------------------------------
8.   N/A
------------------------------------------------------------------------
9.   N/A
------------------------------------------------------------------------
10.  N/A
------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                   $0         $0
------------------------------------------------------------------------

------------------------------
CASH

------------------------------------------------------------------------
12.  CURRENCY ON HAND                                               $0
------------------------------------------------------------------------

------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                      $0
------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS-6
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

                                                        MONTH: February 2002
                                                        ------------------------

--------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------
                     INSIDERS
--------------------------------------------------
                     TYPE OF   AMOUNT   TOTAL PAID
        NAME         PAYMENT    PAID     TO DATE
--------------------------------------------------
1.   Mary Phillips   Salary      $0      $68,750
--------------------------------------------------
2.
--------------------------------------------------
3.
--------------------------------------------------
4.
--------------------------------------------------
5.
--------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                 $0      $68,750
--------------------------------------------------

---------------------------------------------------------------------------------------
                                     PROFESSIONALS
---------------------------------------------------------------------------------------
                          DATE OF COURT                                        TOTAL
                        ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
           NAME             PAYMENT         APPROVED    PAID      TO DATE    & UNPAID *
---------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                          $0        $0         $0           $0
---------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------

----------------------------------------------------------
                        SCHEDULED   AMOUNTS
                         MONTHLY     PAID         TOTAL
                         PAYMENTS   DURING       UNPAID
     NAME OF CREDITOR      DUE       MONTH    POSTPETITION
----------------------------------------------------------
1.   N/A
----------------------------------------------------------
2.   N/A
----------------------------------------------------------
3.   N/A
----------------------------------------------------------
4.   N/A
----------------------------------------------------------
5.   N/A
----------------------------------------------------------
6.   TOTAL                  $0         $0          $0
----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                        ACCRUAL  BASIS-7
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

                                                        MONTH: February 2002
                                                               -----------------

--------------------------
QUESTIONNAIRE

-------------------------------------------------------------------------------
                                                                     YES   NO
-------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                  X
-------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                            X
-------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                      X
-------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                X
-------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                X
-------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                          X
-------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                             X
-------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                      X
-------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                            X
-------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                           X
-------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                     X
-------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                       X
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES   NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                            X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                              X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
       TYPE OF                                               PAYMENT AMOUNT
       POLICY            CARRIER         PERIOD COVERED        & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     FOOTNOTES SUPPLEMENT
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                              ACCRUAL BASIS
--------------------------------------

                                                        MONTH:  February 2002
                                                                ----------------

------------------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                  FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
      6                  All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------
                           Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------
                           Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
      7                  All other insurance plans related to the Company are carried
------------------------------------------------------------------------------------------
                           at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------
                           400-42141.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   General               Operations of this entity ceased October 12, 2000. Costs incurred
------------------------------------------------------------------------------------------
                                are final closing relating items.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                         February 2002

8.   OTHER (ATTACH LIST)                                  $ 804,454  Reported
                                                          ---------
          Intercompany Receivables                          764,789
          Deferred Taxes                                     36,717
          Security Deposit                                    2,948
                                                          ---------
                                                            804,454  Detail
                                                          ---------
                                                                 --  Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                          $2,723,098  Reported
                                                          ---------
          Software knowledge                              3,397,988
          Accum Amortization                               (674,890)
                                                          ---------
                                                          2,723,098  Detail
                                                          ---------
                                                                 --  Difference

27.  OTHER (ATTACH LIST)                                $ 1,225,717  Reported
                                                          ---------
          Accrued income taxes                              (71,204)
          Deferred income tax expense                     1,296,921
                                                          ---------
                                                          1,225,717  Detail
                                                          ---------
                                                                 -- Difference